                          10.2    FORM OF AWARD AGREEMENTS

                        NEW YORK COMMUNITY BANCORP, INC.
                            2006 STOCK INCENTIVE PLAN

                                     FORM OF
                        RESTRICTED STOCK AWARD AGREEMENT


         THIS AGREEMENT (together with Schedule A, attached hereto, the "Agreement"), made the __________ day of _______________, 2006 (as defined below, the "Grant Date"), between NEW YORK COMMUNITY BANCORP, INC. a Delaware corporation (the "Corporation"), and _______________, an Employee of, or individual in service to, the Corporation or an Affiliate (the "Participant");

                                R E C I T A L S:

         In furtherance of the purposes of the New York Community Bancorp, Inc. 2006 Stock Incentive Plan, as it may be hereafter amended (the "Plan"), the Corporation and the Participant hereby agree as follows:

         1. INCORPORATION OF PLAN. The rights and duties of the Corporation and the Participant under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, the terms of which are incorporated herein by reference. In the event of any conflict between the provisions in the Agreement and those of the Plan, the provisions of the Plan shall govern. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth with the Plan.

         2. TERMS OF AWARD. The following terms used in this Agreement shall have the meanings set forth in this Section 2:

         (a)      The "Participant" is __________________________________
[INSERT NAME].

         (b)      The "Grant Date" is __________________________________ [INSERT
DATE].

         (c) The "Restriction Period" is the period beginning on the Grant Date and ending on such date or dates and satisfaction of such conditions as described in Schedule A, which is attached hereto and expressly made a part of this Agreement.

         (d) The number of shares of Common Stock subject to the Restricted Stock Award granted under this Agreement shall be _______ shares (the "Shares").

         3. GRANT OF RESTRICTED STOCK AWARD. Subject to the terms of this Agreement and the Plan, the Corporation hereby grants the Participant a Restricted Stock Award (the "Award") for that number of Shares of Common Stock as is set forth in Section 2.

         4.       VESTING AND EARNING OF AWARD.

         (a) Subject to the terms of the Plan, the Award shall be deemed vested and earned upon such date or dates, and subject to such conditions, as are described in this Agreement, including but not limited to the terms of Schedule A, attached hereto.

         (b) The Administrator has sole authority to determine whether and to what degree the Award has vested and been earned and is payable and to interpret the terms and conditions of this Agreement and the Plan.

         5. FORFEITURE OF AWARD. Except as may be otherwise provided in the Plan, in the event that the employment or service of the Participant is terminated for any reason and the Participant has not yet earned all or part of the Award pursuant to Section 4 and Schedule A herein, then the Award, to the extent not earned as of the Participant's Termination Date, shall be forfeited immediately upon such termination, and the Participant shall have no further rights with respect to the Award or the Shares underlying that portion of the Award that has not yet been earned and vested. The Participant expressly acknowledges and agrees that the termination of his or her employment or service shall result in forfeiture of the Award and the Shares to the extent the Award has not been earned and vested as of his or her Termination Date.

         6. SETTLEMENT OF AWARD. The Award shall be payable in whole shares of Common Stock.

         7. NO RIGHT OF EMPLOYMENT OR SERVICE; FORFEITURE OF AWARD. Neither the Plan, this Agreement nor any other action related to the Plan shall confer upon the Participant any right to continue in the employment or service of the Corporation or an Affiliate or interfere with the right of the Corporation or an Affiliate to terminate the Participant's employment or service at any time. Except as otherwise expressly provided in the Plan or this Agreement or as determined by the Administrator, all rights of the Participant with respect to the Award shall terminate upon termination of the employment of the Participant with the Corporation or an Affiliate.

         8. NONTRANSFERABILITY OF AWARD AND SHARES. The Award shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession. The designation of a beneficiary does not constitute a transfer. The Participant shall not sell, transfer, assign, pledge or otherwise encumber the Shares subject to the Award (except as provided in Section 12 herein) until the Restriction Period has expired and all conditions to vesting and transfer have been met.

         9. SUPERSEDING AGREEMENT; BINDING EFFECT. This Agreement supersedes any statements, representations or agreements of the Corporation with respect to the grant of the Award or any related rights, and the Participant hereby waives any rights or claims related to any such statements, representations or agreements. This Agreement does not supersede or amend any existing confidentiality agreement, nonsolicitation agreement, noncompetition agreement, employment agreement or any other similar agreement between the Participant and the Corporation, including, but not limited to, any restrictive covenants contained in such agreements. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, next-of-kin, successors and assigns.

         10. GOVERNING LAW. Except as otherwise provided in the Plan or herein, this Agreement shall be construed and enforced according to the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

         11. AMENDMENT AND TERMINATION; WAIVER. Subject to the terms of the Plan, this Agreement may be modified or amended only by the written agreement of the parties hereto. The waiver by the Corporation of a breach of any provision of the Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant. Notwithstanding the foregoing, the Administrator shall have unilateral authority to amend the Plan and this Agreement (without Participant consent) to the extent necessary to comply with applicable law or changes to applicable law (including but in no way limited to Code Section 409A and federal securities laws).

         12. RIGHTS AS STOCKHOLDER. As of the Grant Date, the Participant shall have the right to vote the Shares subject to the Award or, if the Shares are held in trust, direct the trustee to vote the Shares. The Participant shall be entitled to all dividends paid on the Shares as of the Grant Date. The Administrator (in its sole discretion) will decide when the dividends (if any) are distributed. Participants will receive certificates for Shares as soon as practicable after the end of the Restriction Period.

         13.      WITHHOLDING; TAX MATTERS.

         (a) The Participant acknowledges that if he or she is an Employee, the Corporation shall require the Participant to pay the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of the Participant, and the Participant agrees, as a condition to the grant of the Award and delivery of the Shares or any other benefit, to satisfy such obligations. Notwithstanding the foregoing, the Corporation may establish procedures to permit the Participant to satisfy such obligations in whole or in part, and any other local, state, federal, foreign or other income tax obligations relating to the Award, by electing (the "election") to have the Corporation withhold shares of Common Stock from the Shares to which the Participant is entitled. The number of Shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

         (b) The Participant acknowledges that the Corporation has made no warranties or representations to the Participant with respect to the tax consequences (including, but not limited to, income tax consequences) related to the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Corporation or its representatives for an assessment of such tax consequences. The Participant acknowledges that there may be adverse tax consequences upon acquisition or disposition of the Shares subject to the Award and that the Participant should consult a tax advisor prior to such exercise or disposition. The Participant acknowledges that he or she has been advised that he or she should consult with his own attorney, accountant, and/or tax advisor regarding the decision to enter into this Agreement and the consequences thereof. The Participant also acknowledges that the Corporation has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for the Participant.

         14. ADMINISTRATION. The authority to construe and interpret this Agreement and the Plan, and to administer all aspects of the Plan, shall be vested in the Administrator, and the Administrator shall have all powers with respect to this Agreement as are provided in the Plan. Any interpretation of the Agreement by the Administrator and any decision made by it with respect to the Agreement is final and binding.

         15. NOTICES. Except as may be otherwise provided by the Plan or determined by the Administrator, any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailed but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant's address indicated by the Corporation's records (or at such other address as may be designated by the Participant in a manner acceptable to the Administrator), or if to the Corporation, at the Corporation's principal office, attention _____________________, New York Community Bancorp, Inc. Notice may also be provided by electronic submission, if and to the extent permitted by the Administrator.

         16. SEVERABILITY. The provisions of this Agreement are severable and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

         17. RESTRICTIONS ON AWARD AND SHARES. The Corporation may impose such restrictions on the Award and the Shares or other benefits underlying the Award as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such Award or Shares. Notwithstanding any other provision in the Plan or the Agreement to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock, to make any other distribution of benefits, or to take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend or legends (including but in no way limited to any legends which may be necessary or appropriate pursuant to Section 12 herein) to be placed on any certificate issued pursuant to the Award in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

         18. EFFECT OF CHANGES IN STATUS. Unless the Administrator, in its sole discretion, determines otherwise (or unless required by Code Section 409A), the Award shall not be affected by any change in the terms, conditions or status of the Participant's employment or service, provided that the Participant continues to be in the employ of, or in service to, the Corporation or an Affiliate. Without limiting the foregoing, the Administrator has sole discretion to determine, subject to Code Section 409A, at the time of grant of the Award or at any time thereafter, the effect, if any, on the Award if the Participant's status as an Employee, Director or Independent Contractor changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant's employment or service occur.

         19. RIGHT OF OFFSET. Notwithstanding any other provision of the Plan or the Agreement, the Corporation may reduce the amount of any payment otherwise payable to or on behalf of the Participant by the amount of any obligation of the Participant to the Corporation that is or becomes due and payable and the Participant shall be deemed to have consented to such reduction.

         20. COUNTERPARTS; FURTHER INSTRUMENTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

         IN WITNESS WHEREOF, this Agreement has been executed on behalf of the Corporation and by the Participant on the day and year first above written.

                                       NEW YORK COMMUNITY BANCORP, INC.



                                       By:
                                           -------------------------------------
                                           Chairman of the Board of Directors

ATTEST:



-------------------------------------

[Corporate Seal]


                                       PARTICIPANT



                                       -----------------------------------------
                                       Printed Name:

                        NEW YORK COMMUNITY BANCORP, INC.
                            2006 STOCK INCENTIVE PLAN

                        RESTRICTED STOCK AWARD AGREEMENT

                                   SCHEDULE A

                                SERVICE MEASURES
                                ----------------


GRANT DATE:                            _______________, 200__

NUMBER OF SHARES SUBJECT TO AWARD:     _____________ shares.

RESTRICTION PERIOD:                    The Shares subject to the Award shall
                                       vest and be earned, as provided below,
                                       subject to the terms and conditions as
                                       may be imposed by the Plan and the
                                       Agreement:


DATE OF VESTING                     PERCENTAGE OF SHARES VESTED
---------------                     ---------------------------

[Insert Schedule]

                        NEW YORK COMMUNITY BANCORP, INC.
                            2006 STOCK INCENTIVE PLAN

                                     FORM OF
                       NONQUALIFIED STOCK OPTION AGREEMENT



         THIS AGREEMENT (together with Schedule A, attached hereto, the "Agreement"), effective as of the date specified as the "Grant Date" on Schedule A attached hereto, between NEW YORK COMMUNITY BANCORP, INC., a Delaware corporation (the "Corporation"), and the individual identified on Schedule A attached hereto, an Employee of the Corporation or an Affiliate (the "Participant");

                                R E C I T A L S:
                                ---------------

         In furtherance of the purposes of the New York Community Bancorp, Inc. 2006 Stock Incentive Plan, as it may be hereafter amended (the "Plan"), the Corporation and the Participant hereby agree as follows:

         1.       INCORPORATION OF PLAN. The rights and duties of the
                  ---------------------
Corporation and the Participant under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, the terms of which are incorporated herein by reference. In the event of any conflict between the provisions in the Agreement and those of the Plan, the provisions of the Plan shall govern. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth in the Plan.

         2.       GRANT OF OPTION; TERM OF OPTION. The Corporation hereby grants
                  -------------------------------
to the Participant pursuant to the Plan, as a matter of separate inducement and agreement in connection with his or her employment or service to the Corporation, and not in lieu of any salary or other compensation for his or her services, the right and Option (the "Option") to purchase all or any part of such aggregate number of shares (the "Shares") of common stock of the Corporation (the "Common Stock") at a purchase price (the "Option Price") as specified on Schedule A, attached hereto, and subject to such other terms and conditions as may be stated herein or in the Plan or on Schedule A. The
                                                                    ---
Participant expressly acknowledges that the terms of Schedule A shall be
------------------------------------------------------------------------
incorporated herein by reference and shall constitute part of this Agreement.
----------------------------------------------------------------------------
The Corporation and the Participant further acknowledge and agree that the
--------------------------------------------------------------------------
signatures of the Corporation and the Participant on the Grant Notice contained
-------------------------------------------------------------------------------
in Schedule A shall constitute their acceptance of all of the terms of this
---------------------------------------------------------------------------
Agreement and their agreement to be bound by the terms of this Agreement. The
------------------------------------------------------------------------
Option (or any portion thereof) shall be designated as a Nonqualified Option, as stated on Schedule A. Except as otherwise provided in the Plan or this Agreement, this Option will expire if not exercised in full by the Expiration Date specified on Schedule A.

         3.       EXERCISE OF OPTION. Subject to the terms of the Plan and this
                  ------------------
Agreement, the Option shall become exercisable on the date or dates, and subject to such conditions, as are set forth on Schedule A attached hereto. To the extent that an Option which is exercisable is not exercised, such Option shall accumulate and be exercisable by the Participant in whole or in part at any time prior to expiration of the Option, subject to the terms of the Plan and this Agreement. The Participant expressly acknowledges that the Option may vest and
           -------------------------------------------------------------------
be exercisable only upon such terms and conditions as are provided in this
--------------------------------------------------------------------------
Agreement and the Plan. Upon the exercise of an Option in whole or in part and
----------------------
payment of the Option Price in accordance with the provisions of the Plan and this Agreement, the Corporation shall, as soon thereafter as practicable, deliver to the Participant a certificate or certificates for the Shares purchased. Payment of the Option Price may be made (i) in cash or by cash equivalent; and, where permitted by applicable law, payment may also be made (ii) by delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant (subject to such terms and conditions, if any, as may be determined by the Administrator); (iii) by shares of Common Stock withheld upon exercise but only if and to the extent that payment by such method does not result in variable accounting or other accounting consequences deemed unacceptable to the Corporation; (iv) by such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or (v) by any combination of the foregoing methods. Shares delivered or withheld in payment of the Option Price shall be valued at their Fair Market Value on the date of exercise, determined in accordance with the terms of the Plan.

         4.       NO RIGHT OF EMPLOYMENT OR SERVICE; FORFEITURE OF OPTION.
                  -------------------------------------------------------
Neither the Plan, this Agreement nor any other action related to the Plan shall confer upon the Participant any right to continue in the employment or service of the Corporation or an Affiliate or interfere with the right of the Corporation or an Affiliate to terminate the Participant's employment or service at any time. Except as otherwise expressly provided in the Plan or this Agreement or as determined by the Administrator, all rights of the Participant with respect to the Option shall terminate upon termination of the employment of the Participant with the Corporation or an Affiliate.

         5.       TERMINATION OF SERVICE. Unless the Administrator determines
                  ----------------------
otherwise, the Option shall not be exercised unless the Participant is, at the time of exercise, in service with the Corporation and has been in service with the Corporation continuously since the date the Option was granted, subject to the following:

         (a) Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the Participant's service is terminated because of Disability or death, the Option may be exercised only to the extent vested and exercisable on the Participant's Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable (X) the close of the period of one year next succeeding the Termination Date; or (Y) the close of the Option Period. In the event of the Participant's death, the Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

         (b) Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the Participant's service is terminated for any reason other than Disability, death or for Cause, the Option may be exercised to the extent vested and exercisable on his or her Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of three months next succeeding the Termination Date; or (Y) the close of the Option period. If the Participant dies following such termination of service and prior to the date specified in (X) of this subparagraph (b), the Participant shall be treated as having died while employed under subparagraph (a) immediately preceding (treating for this purpose the Participant's date of termination of service as the Termination Date). In the event of the Participant's death, the Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

         (c) Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the Participant's service is terminated for Cause, the Option shall lapse and no longer be exercisable as of his or her Termination Date, as determined by the Administrator.

         6.       NONTRANSFERABILITY OF OPTION. The Option shall not be
                  ----------------------------
transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"). Except as may be permitted by the preceding sentence, the Option shall be exercisable during the Participant's lifetime only by him or her or by his or her guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

         7.       SUPERSEDING AGREEMENT; BINDING EFFECT. This Agreement
                  -------------------------------------
supersedes any statements, representations or agreements of the Corporation with respect to the grant of the Option or any related rights, and the Participant hereby waives any rights or claims related to any such statements, representations or agreements. This Agreement does not supersede or amend any existing confidentiality agreement, nonsolicitation agreement, noncompetition agreement, employment agreement or any other similar agreement between the Participant and the Corporation, including, but not limited to, any restrictive covenants contained in such agreements. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, heirs, successors and assigns.

         8.       GOVERNING LAW. Except as otherwise provided in the Plan or
                  -------------
herein, this Agreement shall be construed and enforced according to the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

         9.       AMENDMENT AND TERMINATION; WAIVER. Subject to the terms of the
                  ---------------------------------
Plan, this Agreement may be modified or amended only by the written agreement of the parties hereto. The waiver by the Corporation of a breach of any provision of the Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant. Notwithstanding the foregoing, the Administrator shall have unilateral authority to amend the Plan and this Agreement (without Participant consent) to the extent necessary to comply with applicable law or changes to applicable law (including but in no way limited to Code Section 409A, Code Section 422 and federal securities laws).

         10.      NO RIGHTS AS STOCKHOLDER. The Participant and his or her legal
                  ------------------------
representatives, legatees and distributees shall not be deemed to be the holder of any Shares subject to the Option and shall not have any rights of a stockholder unless and until certificates for such Shares have been issued and delivered to him or her or them.

         11.      WITHHOLDING; TAX MATTERS.
                  ------------------------

         (a) The Participant acknowledges that the Corporation shall require the Participant to pay the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of the Participant, and the Participant agrees, as a condition to the grant of the Option and delivery of the Shares or any other benefit, to satisfy such obligations. Notwithstanding the foregoing, the Corporation may establish procedures to permit the Participant to satisfy such obligations in whole or in part, and any other local, state, federal, foreign or other income tax obligations relating to the Option, by electing (the "election") to have the Corporation withhold shares of Common Stock from the Shares to which the Participant is entitled. The number of Shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

         (b) The Participant acknowledges that the Corporation has made no warranties or representations to the Participant with respect to the tax consequences (including, but not limited to, income tax consequences) related to the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Corporation or its representatives for an assessment of such tax consequences. The Participant acknowledges that there may be adverse tax consequences upon acquisition or disposition of the Shares subject to the Option and that the Participant should consult a tax advisor prior to such exercise or disposition. The Participant acknowledges that he or she has been advised that he or she should consult with his own attorney, accountant, and/or tax advisor regarding the decision to enter into this Agreement and the consequences thereof. The Participant also acknowledges that the Corporation has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for the Participant.

         12.      ADMINISTRATION. The authority to construe and interpret this
                  --------------
Agreement and the Plan, and to administer all aspects of the Plan, shall be vested in the Administrator, and the Administrator shall have all powers with respect to this Agreement as are provided in the Plan. Any interpretation of the Agreement by the Administrator and any decision made by it with respect to the Agreement is final and binding.

         13.      NOTICES. Except as may be otherwise provided by the Plan or
                  -------
determined by the Administrator, any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailed but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant's address indicated on Schedule A (or such other address as may be designated by the Participant in a manner acceptable to the Administrator), or, if to the Corporation, at the Corporation's principal office, attention:
__________________________, New York Community Bancorp, Inc. Notice may also be provided by electronic submission, if and to the extent permitted by the Administrator.

         14.      SEVERABILITY. The provisions of this Agreement are severable
                  ------------
and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

         15.      RESTRICTIONS ON OPTION AND SHARES. The Corporation may impose
                  ---------------------------------
such restrictions on the Option and the Shares or other benefits underlying the Option as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such Option or Shares. Notwithstanding any other provision in the Plan or the Agreement to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock, to make any other distribution of benefits, or to take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate for Shares issued pursuant to the exercise of the Option in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

         16.      EFFECT OF CHANGES IN STATUS. Unless the Administrator, in its
                  ---------------------------
sole discretion, determines otherwise (or unless required by Code Section 409A), the Option shall not be affected by any change in the terms, conditions or status of the Participant's service, provided that the Participant continues to be in the service of the Corporation or an Affiliate. Without limiting the foregoing, the Administrator has sole discretion to determine, subject to Code
Section 409A, at the time of grant of the Option or at any time thereafter, the effect, if any, on the Option if the Participant's status with the Corporation changes.

         17.      RIGHT OF OFFSET. Notwithstanding any other provision of the
                  ---------------
Plan or the Agreement, the Corporation may reduce the amount of any payment otherwise payable to or on behalf of the Participant by the amount of any obligation of the Participant to the Corporation that is or becomes due and payable and the Participant shall be deemed to have consented to such reduction.

         18.      COUNTERPARTS; FURTHER INSTRUMENTS. This Agreement may be
                  ---------------------------------
executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

               [SIGNATURES OF THE CORPORATION AND THE PARTICIPANT
                       FOLLOW ON SCHEDULE A/GRANT NOTICE.]

                        NEW YORK COMMUNITY BANCORP, INC.
                            2006 STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT



                             SCHEDULE A/GRANT NOTICE
                             -----------------------

         1. Pursuant to the terms and conditions of the Corporation's 2006 Stock Incentive Plan (the "Plan"), you (the "Participant") have been granted an option (the "Option") to purchase ________ shares (the "Shares") of our Common Stock as outlined below.

     Name of Participant:
                                                 -------------------------------
     Address:
                                                 -------------------------------
     Grant Date:
                                                 -------------------------------
     Number of Shares Subject to Option:
                                                 -------------------------------
     Option Price:
                                                 -------------------------------
     Type of Option:
                                                 -------------------------------
     Expiration Date (Last Day of Option Period):
                                                 -------------------------------
     Vesting Schedule/Conditions:
                                                 -------------------------------

         2. By my signature below, I, the Participant, hereby acknowledge receipt of this Grant Notice and the Option Agreement (the "Agreement") dated _______________, 2006, between the Participant and New York Community Bancorp, Inc. (the "Corporation") which is attached to this Grant Notice. I understand that the Grant Notice and other provisions of Schedule A herein are incorporated by reference into the Agreement and constitute a part of the Agreement. By my
                                                                        -----
signature below, I further agree to be bound by the terms of the Plan and the
-----------------------------------------------------------------------------
Agreement, including but not limited to the terms of this Grant Notice and the
------------------------------------------------------------------------------
other provisions of Schedule A contained herein. The Corporation reserves the
-----------------------------------------------------------------------------
right to treat the Option and the Agreement as cancelled, void and of no effect
-------------------------------------------------------------------------------
if the Participant fails to return a signed copy of the Grant Notice within 30
------------------------------------------------------------------------------
days of grant date stated above.
-------------------------------

Signature:                                      Date:
          -----------------------------------       ---------------------------

                                                Agreed to by:

                                                NEW YORK COMMUNITY BANCORP, INC.



                                                By:
                                                   -----------------------------

Attest:



----------------------------------


NOTE: IF THERE ARE ANY DISCREPANCIES IN THE NAME OR ADDRESS SHOWN ABOVE, PLEASE MAKE THE APPROPRIATE CORRECTIONS ON THIS FORM. PLEASE RETAIN A COPY OF THE AGREEMENT, INCLUDING THIS GRANT NOTICE, FOR YOUR FILES.

                        NEW YORK COMMUNITY BANCORP, INC.
                            2006 STOCK INCENTIVE PLAN

                                     FORM OF
                        INCENTIVE STOCK OPTION AGREEMENT



         THIS AGREEMENT (together with Schedule A, attached hereto, the "Agreement"), effective as of the date specified as the "Grant Date" on Schedule A attached hereto, between NEW YORK COMMUNITY BANCORP, INC., a Delaware corporation (the "Corporation"), and the individual identified on Schedule A attached hereto, an Employee of the Corporation or an Affiliate (the "Participant");

                                R E C I T A L S:
                                ---------------

         In furtherance of the purposes of the New York Community Bancorp, Inc. 2006 Stock Incentive Plan, as it may be hereafter amended (the "Plan"), the Corporation and the Participant hereby agree as follows:

         1.       INCORPORATION OF PLAN. The rights and duties of the
                  ---------------------
Corporation and the Participant under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, the terms of which are incorporated herein by reference. In the event of any conflict between the provisions in the Agreement and those of the Plan, the provisions of the Plan shall govern. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth in the Plan.

         2.       GRANT OF OPTION; TERM OF OPTION. The Corporation hereby grants
                  -------------------------------
to the Participant pursuant to the Plan, as a matter of separate inducement and agreement in connection with his or her employment or service to the Corporation, and not in lieu of any salary or other compensation for his or her services, the right and Option (the "Option") to purchase all or any part of such aggregate number of shares (the "Shares") of common stock of the Corporation (the "Common Stock") at a purchase price (the "Option Price") as specified on Schedule A, attached hereto, and subject to such other terms and conditions as may be stated herein or in the Plan or on Schedule A. The Participant expressly acknowledges that the terms of Schedule A shall be incorporated herein by reference and shall constitute part of this Agreement. The Corporation and the Participant further acknowledge and agree that the signatures of the Corporation and the Participant on the Grant Notice contained in Schedule A shall constitute their acceptance of all of the terms of this Agreement and their agreement to be bound by the terms of this Agreement. The Option (or any portion thereof) shall be designated as an Incentive Option, as stated on Schedule A. To the extent that the Option or any portion thereof is designated as an Incentive Option and such Option does not qualify as an Incentive Option, the Option or portion thereof shall be treated as a Nonqualified Option. Except as otherwise provided in the Plan or this Agreement, this Option will expire if not exercised in full by the Expiration Date specified on Schedule A.

         3.       EXERCISE OF OPTION. Subject to the terms of the Plan and this
                  ------------------
Agreement, the Option shall become exercisable on the date or dates, and subject to such conditions, as are set forth on Schedule A attached hereto. To the extent that an Option which is exercisable is not exercised, such Option shall accumulate and be exercisable by the Participant in whole or in part at any time prior to expiration of the Option, subject to the terms of the Plan and this Agreement. The Participant expressly acknowledges that the Option may vest and
           -------------------------------------------------------------------
be exercisable only upon such terms and conditions as are provided in this
--------------------------------------------------------------------------
Agreement and the Plan. Upon the exercise of an Option in whole or in part and
----------------------
payment of the Option Price in accordance with the provisions of the Plan and this Agreement, the Corporation shall, as soon thereafter as practicable, deliver to the Participant a certificate or certificates for the Shares purchased. Payment of the Option Price may be made (i) in cash or by cash equivalent; and, where permitted by applicable law, payment may also be made
(ii) by delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant (subject to such terms and conditions, if any, as may be determined by the Administrator); (iii) by shares of Common Stock withheld upon exercise but only if and to the extent that payment by such method does not result in variable accounting or other accounting consequences deemed unacceptable to the Corporation; (iv) by such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or
(v) by any combination of the foregoing methods. Shares delivered or withheld in payment of the Option Price shall be valued at their Fair Market Value on the date of exercise, determined in accordance with the terms of the Plan.

         4.       NO RIGHT OF EMPLOYMENT OR SERVICE; FORFEITURE OF OPTION.
                  -------------------------------------------------------
Neither the Plan, this Agreement nor any other action related to the Plan shall confer upon the Participant any right to continue in the employment or service of the Corporation or an Affiliate or interfere with the right of the Corporation or an Affiliate to terminate the Participant's employment or service at any time. Except as otherwise expressly provided in the Plan or this Agreement or as determined by the Administrator, all rights of the Participant with respect to the Option shall terminate upon termination of the employment of the Participant with the Corporation or an Affiliate.

         5.       TERMINATION OF EMPLOYMENT. Unless the Administrator determines
                  -------------------------
otherwise, the Option shall not be exercised unless the Participant is, at the time of exercise, an Employee and has been an Employee continuously since the date the Option was granted, subject to the following:

         (a) The employment relationship of the Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed __ days, or, if longer, as long as the Participant's right to reemployment is guaranteed either by statute or by contract. The employment relationship of the Participant shall also be treated as continuing intact while the Participant is not in active service because of Disability. The Administrator shall have sole authority to determine whether the Participant is disabled and, if applicable, the Participant's Termination Date.

         (b) Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment of the Participant is terminated because of Disability or death, the Option may be exercised only to the extent vested and exercisable on the Participant's Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable
                  (X) the close of the period of one year next succeeding the Termination Date; or (Y) the close of the Option Period. In the event of the Participant's death, the Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

         (c) Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment of the Participant is terminated for any reason other than Disability, death or for Cause, the Option may be exercised to the extent vested and exercisable on his or her Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of three months next succeeding the Termination Date; or (Y) the close of the Option period. If the Participant dies following such termination of employment and prior to the date specified in
                  (X) of this subparagraph (c), the Participant shall be treated as having died while employed under subparagraph (b) immediately preceding (treating for this purpose the Participant's date of termination of employment as the Termination Date). In the event of the Participant's death, the Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

         (d) Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment of the Participant is terminated for Cause, the Option shall lapse and no longer be exercisable as of his or her Termination Date, as determined by the Administrator.

         6.       NOTICE OF DISPOSITION. To the extent that this Option is
                  ---------------------
designated as an Incentive Option, if Shares of Common Stock acquired upon exercise of the Option are disposed of within two (2) years following the date of grant or one (1) year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

         7.       LIMITATION ON INCENTIVE OPTIONS. In no event shall there first
                  -------------------------------
become exercisable by the Participant in any one (1) calendar year Incentive Options granted by the Corporation or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000. To the extent that any Incentive Options are first exercisable by the Participant in excess of such limitation, the excess shall be considered a Nonqualified Option.

         8.       NONTRANSFERABILITY OF OPTION. To the extent that this Option
                  ----------------------------
is designated as an Incentive Option, the Option shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws or intestate succession, or, in the Administrator's discretion, as may otherwise be permitted in accordance with Section 422 of the Code and related regulations. To the extent that this Option is treated as a Nonqualified Option, the Option shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"). Except as may be permitted by the preceding, the Option shall be exercisable during the Participant's lifetime only by him or her or by his or her guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

         9.       SUPERSEDING AGREEMENT; BINDING EFFECT. This Agreement
                  -------------------------------------
supersedes any statements, representations or agreements of the Corporation with respect to the grant of the Option or any related rights, and the Participant hereby waives any rights or claims related to any such statements, representations or agreements. This Agreement does not supersede or amend any existing confidentiality agreement, nonsolicitation agreement, noncompetition agreement, employment agreement or any other similar agreement between the Participant and the Corporation, including, but not limited to, any restrictive covenants contained in such agreements. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, heirs, successors and assigns.

         10.      GOVERNING LAW. Except as otherwise provided in the Plan or
                  -------------
herein, this Agreement shall be construed and enforced according to the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

         11.      AMENDMENT AND TERMINATION; WAIVER. Subject to the terms of the
                  ---------------------------------
Plan, this Agreement may be modified or amended only by the written agreement of the parties hereto. The waiver by the Corporation of a breach of any provision of the Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant. Notwithstanding the foregoing, the Administrator shall have unilateral authority to amend the Plan and this Agreement (without Participant consent) to the extent necessary to comply with applicable law or changes to applicable law (including but in no way limited to Code Section 409A, Code Section 422 and federal securities laws).

         12.      NO RIGHTS AS STOCKHOLDER. The Participant and his or her legal
                  ------------------------
representatives, legatees and distributees shall not be deemed to be the holder of any Shares subject to the Option and shall not have any rights of a stockholder unless and until certificates for such Shares have been issued and delivered to him or her or them.

         13.      WITHHOLDING; TAX MATTERS.
                  ------------------------

         (a) The Participant acknowledges that the Corporation shall require the Participant to pay the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of the Participant, and the Participant agrees, as a condition to the grant of the Option and delivery of the Shares or any other benefit, to satisfy such obligations. Notwithstanding the foregoing, the Corporation may establish procedures to permit the Participant to satisfy such obligations in whole or in part, and any other local, state, federal, foreign or other income tax obligations relating to the Option, by electing (the "election") to have the Corporation withhold shares of Common Stock from the Shares to which the Participant is entitled. The number of Shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

         (b) The Participant acknowledges that the Corporation has made no warranties or representations to the Participant with respect to the tax consequences (including, but not limited to, income tax consequences) related to the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Corporation or its representatives for an assessment of such tax consequences. The Participant acknowledges that there may be adverse tax consequences upon acquisition or disposition of the Shares subject to the Option and that the Participant should consult a tax advisor prior to such exercise or disposition. The Participant acknowledges that he or she has been advised that he or she should consult with his own attorney, accountant, and/or tax advisor regarding the decision to enter into this Agreement and the consequences thereof. The Participant also acknowledges that the Corporation has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for the Participant.

         14.      ADMINISTRATION. The authority to construe and interpret this
                  --------------
Agreement and the Plan, and to administer all aspects of the Plan, shall be vested in the Administrator, and the Administrator shall have all powers with respect to this Agreement as are provided in the Plan. Any interpretation of the Agreement by the Administrator and any decision made by it with respect to the Agreement is final and binding.

         15.      NOTICES. Except as may be otherwise provided by the Plan or
                  -------
determined by the Administrator, any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailed but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant's address indicated on Schedule A (or such other address as may be designated by the Participant in a manner acceptable to the Administrator), or, if to the Corporation, at the Corporation's principal office, attention:
_____________________________, New York Community Bancorp, Inc. Notice may also be provided by electronic submission, if and to the extent permitted by the Administrator.

         16.      SEVERABILITY. The provisions of this Agreement are severable
                  ------------
and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

         17.      RESTRICTIONS ON OPTION AND SHARES. The Corporation may impose
                  ---------------------------------
such restrictions on the Option and the Shares or other benefits underlying the Option as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such Option or Shares. Notwithstanding any other provision in the Plan or the Agreement to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock, to make any other distribution of benefits, or to take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate for Shares issued pursuant to the exercise of the Option in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

         18.      EFFECT OF CHANGES IN STATUS. Unless the Administrator, in its
                  ---------------------------
sole discretion, determines otherwise (or unless required by Code Section 409A), the Option shall not be affected by any change in the terms, conditions or status of the Participant's employment, provided that the Participant continues to be in the employ of the Corporation or an Affiliate. Without limiting the foregoing, the Administrator has sole discretion to determine, subject to Code
Section 409A, at the time of grant of the Option or at any time thereafter, the effect, if any, on the Option if the Participant's status as an Employee changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant's employment occur.

         19.      RIGHT OF OFFSET. Notwithstanding any other provision of the
                  ---------------
Plan or the Agreement, the Corporation may reduce the amount of any payment otherwise payable to or on behalf of the Participant by the amount of any obligation of the Participant to the Corporation that is or becomes due and payable and the Participant shall be deemed to have consented to such reduction.

         20.      COUNTERPARTS; FURTHER INSTRUMENTS. This Agreement may be
                  ---------------------------------
executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

               [SIGNATURES OF THE CORPORATION AND THE PARTICIPANT
                       FOLLOW ON SCHEDULE A/GRANT NOTICE.]

                        NEW YORK COMMUNITY BANCORP, INC.
                            2006 STOCK INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT


                             SCHEDULE A/GRANT NOTICE
                             -----------------------

         1. Pursuant to the terms and conditions of the Corporation's 2006 Stock Incentive Plan (the "Plan"), you (the "Participant") have been granted an option (the "Option") to purchase ________ shares (the "Shares") of our Common Stock as outlined below.

     Name of Participant:
                                                   -----------------------------
     Address:
                                                   -----------------------------
     Grant Date:
                                                   -----------------------------
     Number of Shares Subject to Option:
                                                   -----------------------------
     Option Price:
                                                   -----------------------------
     Type of Option:
                                                   -----------------------------
     Expiration Date (Last Day of Option Period):
                                                   -----------------------------
     Vesting Schedule/Conditions:
                                                   -----------------------------

         2. By my signature below, I, the Participant, hereby acknowledge receipt of this Grant Notice and the Option Agreement (the "Agreement") dated __________ ___, 200__, between the Participant and New York Community Bancorp, Inc. (the "Corporation") which is attached to this Grant Notice. I understand that the Grant Notice and other provisions of Schedule A herein are incorporated by reference into the Agreement and constitute a part of the Agreement. By my
                                                                        -----
signature below, I further agree to be bound by the terms of the Plan and the
-----------------------------------------------------------------------------
Agreement, including but not limited to the terms of this Grant Notice and the
-----------------------------------------------------------------------------
other provisions of Schedule A contained herein. The Corporation reserves the
-----------------------------------------------------------------------------
right to treat the Option and the Agreement as cancelled, void and of no effect
-----------------------------------------------------------------------------
if the Participant fails to return a signed copy of the Grant Notice within 30
-----------------------------------------------------------------------------
days of grant date stated above.
-------------------------------


Signature:                                      Date:
          -----------------------------------       ---------------------------

                                                Agreed to by:

                                                NEW YORK COMMUNITY BANCORP, INC.



                                                By:
                                                   -----------------------------

Attest:



----------------------------------------


NOTE: IF THERE ARE ANY DISCREPANCIES IN THE NAME OR ADDRESS SHOWN ABOVE, PLEASE MAKE THE APPROPRIATE CORRECTIONS ON THIS FORM. PLEASE RETAIN A COPY OF THE AGREEMENT, INCLUDING THIS GRANT NOTICE, FOR YOUR FILES.